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                                                                   EXHIBIT 10.10









                         REGISTRATION RIGHTS AGREEMENT
                                  BY AND AMONG
                                   SPR INC.,
                               DAVID A. FIGLIULO,
                                 JOHN FIGLIULO,
                              ROBERT M. FIGLIULO,
                                      AND
                              MICHAEL J. FLETCHER







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                               TABLE OF CONTENTS

                                                               PAGE



1.   DEFINITIONS .............................................  -1-

2.   DEMAND REGISTRATIONS ....................................  -2-

3.   PIGGYBACK REGISTRATIONS .................................  -4-

4.   HOLDBACK AGREEMENTS .....................................  -5-

5.   REGISTRATION PROCEDURES .................................  -6-

6.   REGISTRATION EXPENSES ...................................  -9-

7.   INDEMNIFICATION ......................................... -10-

8.   COMPLIANCE WITH RULE 144 AND RULE 144A .................. -11-

9.   UNDERWRITTEN REGISTRATIONS .............................. -11-

10.  ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES ............ -11-

11.  REMEDIES ................................................ -11-

12.  AMENDMENTS AND WAIVERS .................................. -12-

13.  SUCCESSORS AND ASSIGNS .................................. -12-

14.  FINAL AGREEMENT ......................................... -12-

15.  SEVERABILITY ............................................ -12-

16.  DESCRIPTIVE HEADINGS .................................... -12-

17.  NOTICES.................................................. -12-

18.  GOVERNING LAW ........................................... -13-

19.  COUNTERPARTS ............................................ -13-




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                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of [__________ __, ____], is entered into by and among SPR Inc., a Delaware corporation (the "CORPORATION"), David A. Figliulo, an individual residing at [__________] ("D. FIGLIULO"), John Figliulo, an individual residing at [__________] ("J. FIGLIULO"), Robert M. Figliulo, an individual residing at [__________] ("R. FIGLIULO"), and Michael J. Fletcher, an individual residing at [__________] ("M. FLETCHER"). D. Figliulo, J. Figliulo, R. Figliulo and M. Fletcher are sometimes referred to herein collectively as the "INVESTORS" and individually as an "INVESTOR".


                                    RECITALS

     WHEREAS, the Corporation desires to grant certain securities registration rights in the stock of the Corporation to the Investors, in accordance with the terms and provisions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   AGREEMENTS

     1. DEFINITIONS. In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this Agreement:

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means the Common Stock of the Corporation, $.01 par value per share.

         "D. FIGLIULO REGISTRABLE SECURITIES" means (i) 100,000 shares of the Common Stock held as of the date hereof by D. Figliulo, and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause
(i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

         "HOLDERS" means the holders of Registrable Securities who are parties to this Agreement or successors or assigns or subsequent holders contemplated by
Section 13 hereof.

         "J. FIGLIULO REGISTRABLE SECURITIES" means (i) [232,184] shares of the Common Stock held as of the date hereof by J. Figliulo, and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause
(i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.



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         "M. FLETCHER REGISTRABLE SECURITIES" means (i) 100,000 shares of the
Common Stock held as of the date hereof by M. Fletcher, and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause
(i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

         "PERSON" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

         "REGISTRABLE SECURITIES" means D. Figliulo Registrable Securities, J. Figliulo Registrable Securities, R. Figliulo Registrable Securities and M. Fletcher Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be D. Figliulo, J. Figliulo, R. Figliulo or M. Fletcher Registrable Securities when they have been sold to the public either pursuant to a registration statement declared effective by the Commission pursuant to the Securities Act or pursuant to Rule 144 promulgated by the Commission under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a Holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (by conversion, exercise or otherwise), whether or not such acquisition has actually been effected.

         "REGISTRATION EXPENSES" has the meaning ascribed to it in Section 6 of this Agreement.

         "R. FIGLIULO REGISTRABLE SECURITIES" means (i) 100,000 shares of the Common Stock held as of the date hereof by R. Figliulo, and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause
(i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "SUBSIDIARY" means any Person of which securities or other ownership interests representing fifty percent (50%) or more of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by the Corporation or one or more Subsidiaries of the Corporation or by the Corporation and one or more Subsidiaries of the Corporation.


     2.  DEMAND REGISTRATIONS.

         (A) REQUESTS FOR REGISTRATION. At any time after the first anniversary of the date hereof, the Holder or Holders of any Registrable Securities may request at any time (except as otherwise provided herein and subject to Section 2(b)) registration under the Securities Act of


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all or part of such Holder's Registrable Securities on Form S-3 or any similar short-form registration ("SHORT-FORM REGISTRATION"), if such Short-Form Registration is then available to the Corporation. All registrations requested pursuant to this Section 2(a) are referred to herein as "DEMAND REGISTRATIONS". Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any request pursuant to this Section 2(a), the Corporation will give written notice of such request to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within 21 days after the Corporation's notice has been given.

         (B) SHORT-FORM REGISTRATIONS. Any Holder of Registrable Securities will be entitled to request a Short-Form Registration (subject to Section 2(a)), provided, however, the Corporation shall not be required to effect more than one Demand Registration for the Holders of the D. Figliulo Registrable Securities, one Demand Registration for the Holders of the J. Figliulo Registrable Securities, one Demand Registration for the Holders of the R. Figliulo Registrable Securities and one Demand Registration for the Holders of the M. Fletcher Registrable Securities. The Corporation will pay the Registration Expenses of each such Demand Registration. Once the Corporation has become subject to the reporting requirements of the Securities Exchange
Act, the Corporation will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities. If the Short-Form Registration is to be an underwritten public offering, and if the underwriter for marketing or other reasons requests the inclusion in the registration statement of information which is not required under the Securities Act to be included in a registration statement on the applicable form for the Short-Form Registration, the Corporation will provide such information as may be reasonably requested for inclusion by the underwriter in the Short-Form Registration.

         (C) PRIORITY ON DEMAND REGISTRATIONS. If a Demand Registration is an underwritten public offering and the managing underwriters advise the Corporation in writing that in their opinion the inclusion of the number of shares of Registrable Securities and other securities requested to be included in such offering creates a substantial risk that the price per share of Common Stock will be reduced, the Corporation will include in such registration the number of shares of securities of the Corporation which in the opinion of such underwriters can be sold in such offering without creating such a risk, allocated in the following manner:

                (i) first, the Registrable Securities requested to be included in such offering, pro rata among the respective Holders of Registrable Securities on the basis of the number of shares of Registrable Securities owned or deemed to be owned by such Holders, with further successive pro rata allocations among the Holders of Registrable Securities if any such Holder of Registrable Securities has requested the registration of less than all such Registrable Securities such Holder is entitled to register; and

                (ii) second, other securities of the Corporation requested to be included in such offering.

Notwithstanding the above, if a Demand Registration is not an underwritten public offering, the Corporation will not include in any such Demand Registration any securities which are not Registrable Securities without the written consent of the Holder or Holders of a majority of the


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Registrable Securities to be included in such registration.

         (D) RESTRICTIONS ON REGISTRATIONS. The Corporation may postpone for a reasonable period not to exceed 180 days the filing or the effectiveness of registration statement for a Demand Registration if the Board of Directors of the Corporation determines reasonably and in good faith that such filing would require a disclosure of a material fact that would have a material adverse effect on the Corporation or interfere with any plan by the Corporation or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any financing, acquisition, reorganization, merger, consolidation, tender offer or other significant transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Corporation shall pay all Registration Expenses in connection with such registration. The Corporation may delay a Demand Registration hereunder only once in any twelve-month period.

         (E) RESTRICTIONS ON PUBLIC SALE BY HOLDER OF REGISTRABLE SECURITIES. Each Holder of Registrable Securities agrees, if requested by (i) the managing underwriters in an underwritten offering or (ii) the Holders of a majority of the Registrable Securities included in a Demand Registration not being underwritten, not to effect any public sale or distribution of securities of the Corporation the same as or similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act, or any similar rule then in force (except as part of such underwritten registration), during the 14-day period prior to, and during the 90-day period (or, with respect to a Piggyback Registration, such longer period of up to 180 days as may be required by such underwriter) beginning on, the effective date of any Registration Statement in which Holders of Registrable Securities are participating (except as part of such registration) or the commencement of the public distribution of securities, all to the extent timely notified in writing by the Corporation or the managing underwriters (or the Holders, as the case may be).

     3.  PIGGYBACK REGISTRATIONS.

         (A) RIGHT TO PIGGYBACK. Whenever securities of the Corporation are to be registered under the Securities Act (other than pursuant to a Demand Registration and other than pursuant to a registration statement on Form S-4 or Form S-8, or any successor form) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Corporation will give prompt written notice (and in any event within three business days after its receipt of notice of any exercise of demand registration rights by holders of the Corporation's securities other than the Registrable Securities) to all Holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within 20 days after the Corporation's notice has been given.

         (B) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation that in their opinion the number of securities requested to be included in such registration creates a substantial risk that the price per share of Common Stock will be


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reduced, the Corporation will include in such registration (i) first, the securities the Corporation proposes to sell; (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the respective Holders of Registrable Securities on the basis of the number of shares of Registrable Securities owned or deemed to be owned by such Holders, with further successive pro rata allocations among the Holders of Registrable Securities if any such Holder of Registrable Securities has requested the registration of less than all such Registrable Securities such Holder is entitled to register; and (iii) third, other securities requested to be included in such registration.

         (C) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation's securities, and the managing underwriters advise the Corporation that in their opinion the inclusion of the number of securities requested to included in such offering creates a substantial risk that the price per share of Common Stock will be reduced, the Corporation will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration; (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the respective Holders of Registrable Securities on the basis of the number of shares of Registrable Securities owned or deemed to be owned by such Holders, with further successive pro rata allocations among the Holders of Registrable Securities if any such Holder of Registrable Securities has requested the registration of less than all such Registrable Securities such Holder is entitled to register; and (iii) third, other securities requested to be included in such registration.

         (D) OTHER REGISTRATIONS. If the Corporation has previously filed a registration statement which includes Registrable Securities pursuant to
Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until period of 180 days has elapsed from the effective date of such previous registration.

         (E) LIMITATIONS ON REGISTRATIONS. The Corporation shall not register any of its securities for sale for its own account (other than securities issued to employees of the Corporation under an employee benefit plan or securities issued to effect a business combination pursuant to Rule 145 promulgated under the Securities Act and other than a registration on Form S-3) except as a firm commitment underwriting.

     4.  HOLDBACK AGREEMENTS.

         (A) Each of the Holders of Registrable Securities agrees not to effect any public sale (including pursuant to Rule 144 promulgated under the Securities Act, or any similar rule then in force) of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration (or such longer period, not to exceed 180 days, if requested by the managing underwriters) (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree or pursuant to registrations on Form S-4 or Form S-8 (or any successor form).



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         (B)    The Corporation agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to a registration on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, (ii) to cause each holder of at least 5% (on a fully-diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree, and (iii) if requested by the underwriters managing the registered public offering, to use it best efforts to cause each other holder of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time (other than in a registered public offering) to agree not to effect any public sale of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

         (C) Nothing herein shall prevent a Holder that is a partnership from making a distribution of Registrable Securities to its partners, a Holder that is a trust from making a distribution of Registrable Securities to its beneficiaries or a Holder that is a corporation from making a distribution of Registrable Securities to its shareholders, provided that the transferees of such Registrable Securities agree to be bound by the provisions of this Agreement to the extent the transferor would be so bound.

     5.  REGISTRATION PROCEDURES.

         (A) Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to the terms of this Agreement, the Corporation will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation will as expeditiously as possible:

                (i) prepare and file with the Commission a registration statement on the appropriate form with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as practicable after such filing;

                (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as the Registrable Securities registered thereunder have been disposed of in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement, but in no event for a period in excess of nine months;

                (iii) furnish to each seller of such Registrable Securities and the underwriters of the securities being registered such number of copies of such registration


                                     -6-


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statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller or the sale of such securities by such underwriters;

                (iv) use its best efforts to register or qualify such Registrable Securities under such other securities laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be necessary or desirable to enable such seller to consummate the public sale or other disposition in such jurisdictions of the Registrable Securities own by such seller (provided, however, that the Corporation will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection or (B) consent to general service of process in any such jurisdiction);

                (v) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued the Corporation are then listed, or if no similar securities issued by the Corporation are then listed on a securities exchange, either a securities exchange or NASDAQ-NMS, as selected by the Corporation;

                (vi) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                (vii) enter into such customary agreements (including underwriting agreements) and take all such other actions as the Holder or Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, but not limited to, effecting a stock split or a combination of shares);

                (viii) make available for inspection by each seller of such Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent designated by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                (ix) notify each seller of such Registrable Securities, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                (x) notify each seller of such Registrable Securities of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                (xi) prepare and file with the Commission, promptly upon the request of any seller of such Registrable Securities, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel selected by the Holder or Holders of a majority of the Registrable Securities being registered, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Securities by


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
such seller;

                (xii) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Securities of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading:

                (xiii) advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                (xiv) in case of a Demand Registration, at least forty-eight hours, and with respect to any other registration, as soon as reasonably practicable, prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Securities and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the Holders of a majority of the Registrable Securities being registered shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any material liabilities under any applicable federal or state law and such filing will not violate applicable laws; and

                (xv) at the request of any seller of such Registrable Securities in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (A) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Securities, covering such matters as such underwriters and sellers may reasonably request, including, but not limited to, opinions to the effect that
(1) such registration statement has become effective under the Securities Act;
(2) to the best of such counsels' knowledge no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (3) the registration statement, the prospectus, and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements or other financial or statistical data contained therein); (4) while such counsel has not verified the accuracy, completeness, or fairness of the statements contained in any registration statement or prospectus, as either may be amended or supplemented, such counsel has no reason to believe that the registration statement, the prospectus, or any amendment or supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements or other


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



financial or statistical data contained therein); (5) subject to customary materiality and knowledge limitations, the descriptions in the registration statement, the prospectus, or any amendment or supplement thereto of all legal and governmental proceedings and all contracts and other legal documents or instruments are accurate in all material respects; and (6) while such counsel has not verified the accuracy, completeness, or fairness of the statements contained in any registration statement or prospectus, as either may be amended or supplemented, such counsel does not know of any legal or governmental proceedings, pending or threatened, required to be described in the registration statement, the prospectus, or any amendment or supplement thereto which are not described as required nor (to the best knowledge of such counsel) of any contracts or documents or instruments of the character required to be described in the registration statement, the prospectus, or any amendment or supplement thereto or to be filed as described or filed as required; and (B) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and the sellers of such Registrable Securities, covering such matters as such underwriters and sellers may reasonably request, in which letters such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Corporation included in the registration statement, the prospectus, or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

         (B) The Corporation may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Corporation such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Corporation may from time to time reasonably request in writing. Each Holder of Registrable Securities agrees to furnish such information to the Corporation and to cooperate with the Corporation as reasonably necessary to enable the Corporation to comply with the provisions of this Agreement.

     6.  REGISTRATION EXPENSES.

         (A) Except as provided in Section 2(b) hereof, all expenses incident to the Corporation's performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with federal, state and foreign securities laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Securities included in such registration) and other Persons retained by the Corporation (all such expenses being herein called "REGISTRATION EXPENSES") will be borne by the Corporation. In addition, the Corporation will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation and the expenses and fees for listing the securities to be registered on each securities exchange.

         (B) Except as provided in Section 2(b) hereof, in connection with any registration statement in which Registrable Securities are included, the Corporation will reimburse the Holders of Registrable Securities covered by such registration for the reasonable cost and expenses incurred by such holders in connection with such registration, including, but not limited to, reasonable fees and disbursements (not to exceed $15,000) of one counsel chosen


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by the Holders of a majority of such Registrable Securities.

     7.  INDEMNIFICATION.

         (A) The Corporation agrees to indemnify, to the fullest extent permitted by law, each seller of Registrable Securities, and his or its partners, officers, directors, representatives and heirs and each Person who controls such seller (within the meaning of the Securities Act or the Securities Exchange Act) against all losses, claims, damages, liabilities and expenses (including, but not limited to, attorneys' fees except as limited by Section 7(c)) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such seller expressly for use therein or by such seller's failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Corporation has furnished such seller with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Securities Exchange Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Securities. The reimbursements required by this Section 7(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         (B) In connection with any registration statement in which a seller of Registrable Securities is participating, each such seller will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act or the Securities
Exchange Act) against any losses, claims, damages, liabilities and expenses (including, but not limited to, attorneys' fees except as limited by Section 7(c)) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such seller; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Securities, and the liability of each such seller of Registrable Securities will be in proportion to, and provided further that such liability will be limited to, in any event, the net amount received by such seller from the sale of Registrable Securities pursuant to such registration statement.

         (C) Any Person entitled to indemnification hereunder will i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent

(but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (D) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Corporation also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Corporation's indemnification is unavailable for any reason.

     8. COMPLIANCE WITH RULE 144 AND RULE 144A. At any time and from time to time after (a) the Corporation registers a class of securities under Section 12 of the Securities Exchange Act, or (b) the expiration of 90 days following the close of business on the earlier of such date as the Corporation commences to file reports under Section 13 or Section 15(d) of the Securities Exchange Act, then at the request of any holder who proposes to sell securities in compliance with Rule 144 promulgated by the Commission (or any similar rule then in force), the Corporation will (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 as such rule may be amended from time to time and (ii) make available to the public and such holders such information as will enable the Holders to make sales pursuant to Rule 144. Unless the Corporation is subject to Section 13 or Section 15(d) of the Securities Exchange Act, the Corporation will provide to any Holder of Registrable Securities and to any prospective purchaser of Registrable Securities under Rule 144A promulgated by the Commission (or any similar rule then in force), the information described in Rule 144A(d)(4) promulgated by the Commission (or any similar rule then in force).

     9. UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. The Holders of a majority of the Registrable Securities requested to be registered will have the right to select the managing underwriters to administer any offering of the Corporation's securities in which the Corporation does not participate, subject to the prior approval of the Corporation, which approval shall not be unreasonably withheld, and the Corporation will have such right in any offering in which it participates.

     10. ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Corporation will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration.

     11. REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     12. AMENDMENTS AND WAIVERS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation, the Holders of a majority of the D. Figliulo Registrable Securities, the Holders of a majority of the J. Figliulo Registrable Securities, the Holders of a majority of the R. Figliulo Registrable Securities and the Holders of a majority of the M. Fletcher Registrable Securities. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon each Holder of Registrable Securities and the Corporation. Each Holder acknowledges that by operation of this Section 12 the Holders of a majority of the D. Figliulo Registrable Securities, the Holders of a majority of the J. Figliulo Registrable Securities, the Holders of a majority of the R. Figliulo Registrable Securities and the Holders of a majority of the M. Fletcher Registrable Securities, acting in conjunction with the Corporation, will have the right and power to diminish or eliminate all rights pursuant to this Agreement.

     13. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities who consents in writing to be bound by this Agreement.

     14. FINAL AGREEMENT. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

     15. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     16. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

     17. NOTICES. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

     If to the initial Holders of the Registrable Securities, to the addresses set forth on Schedule 1 hereto.

     If to the Holders of Registrable Securities other than the initial Holders of the Registrable Securities, to the addresses set forth on the stock record books of the Corporation.

     If to the Corporation, to:

          SPR Inc.
          2015 Spring Road
          Suite 750
          Oak Brook, Illinois  60521
          Attention:  Robert M. Figliulo

     18. GOVERNING LAW. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in that state.

     19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Corporation.

                           *     *     *     *     *

     IN WITNESS WHEREOF, the undersigned parties have executed this Registration Rights Agreement as of the date first written above.





                                        SPR INC.



                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------





                                             ----------------------------------
                                             DAVID A. FIGLIULO



                                             ----------------------------------
                                             JOHN FIGLIULO



                                             ----------------------------------
                                             ROBERT M. FIGLIULO




                                             ----------------------------------
                                             MICHAEL J. FLETCHER

                                   SCHEDULE 1


David A. Figliulo
       c/o     SPR Inc.
               2015 Spring Road
               Suite 750
               Oak Brook, Illinois  60521

John Figliulo
       c/o     SPR Inc.
               2015 Spring Road
               Suite 750
               Oak Brook, Illinois  60521

Robert M. Figliulo
       c/o     SPR Inc.
               2015 Spring Road
               Suite 750
               Oak Brook, Illinois  60521


Michael J. Fletcher
       c/o     SPR Inc.
               2015 Spring Road
               Suite 750
               Oak Brook, Illinois  60521